Exhibit 99.1
FORM 4 JOINT FILER INFORMATION
Name of “Reporting Persons:”
Granite Global Ventures (Q.P.) L.P.
Granite Global Ventures L.P.
Granite Global Ventures L.L.C.
Scott B. Bonham
Joel D. Kellman
Thomas K. Ng
Ray A. Rothrock
Anthony Sun

Address:	2494 Sand Hill Road, Suite 100, Menlo Park, California 94025

Designated Filer:	Granite Global Ventures (Q.P.) L.P.

Issuer and Ticker Symbol:	VOCERA COMMUNICATIONS, INC [VCRA]

Date of Event:	April 2, 2012
Each of the following is a Joint Filer with Granite Global Ventures (Q.P.) L.P. and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4: Granite Global Ventures L.P., Granite Global Ventures L.L.C., Scott B. Bonham, Joel D. Kellman, Thomas K. Ng, Ray A. Rothrock and Anthony Sun.
The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owners of all of the equity securities covered by this statement.
Each of the Reporting Persons listed above hereby designates Granite Global Ventures (Q.P.) L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder. Each Reporting Person hereby appoints Granite Global Ventures L.L.C. as its attorney in fact for the purpose of making reports relating to transactions in Vocera Communications, Inc.
GRANITE GLOBAL VENTURES L.P.
GRANITE GLOBAL VENTURES (Q.P.) L.P.

BY:	GRANITE GLOBAL VENTURES L.L.C.
ITS:	GENERAL PARTNER

By:	/s/ Hany M. Nada	April 4, 2012

	Hany M. Nada	Dated
Manager

GRANITE GLOBAL VENTURES L.L.C.

By:	/s/ Hany M. Nada	April 4, 2012

	Hany M. Nada	Dated
Manager

	/s/ Hany M. Nada	April 4, 2012

Hany M. Nada as Attorney-in-fact for Ray A. Rothrock		Dated

	/s/ Hany M. Nada	April 4, 2012

Hany M. Nada as Attorney-in-fact for Anthony Sun		Dated

	/s/ Hany M. Nada	April 4, 2012

Hany M. Nada as Attorney-in-fact for Scott B. Bonham		Dated

	/s/ Hany M. Nada	April 4, 2012

Hany M. Nada as Attorney-in-fact for Joel D. Kellman		Dated

	/s/ Hany M. Nada	April 4, 2012

Hany M. Nada as Attorney-in-fact for Thomas K. Ng		Dated